THE TAIWAN FUND, INC. (THE 'FUND')

The Martin Currie Shanghai team	IN BRIEF
					US$ return
	Net asset value per share	US$18.13	At August 31, 2010	Fund*	TSE Index†
	Market price	US$16.73%			%
	Premium/(Discount)	(7.72%)	One month	11.0	10.9
	Fund size	US$336.9m	Three months	22.1	15.6
			One year	19.1	12.9
	Source: State Street Bank and Trust Company.		Three years % pa	(4.4)	(3.2)

			Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

			*Source: State Street Bank and Trust Company. NAV performance.
			†Source for index data: TWSE.

MANAGER’S COMMENTARY

PC Home marketing director Vicky Tseng presents at the Taiwan Conference in Suzhou
Sitting listening to the 16 companies presenting at the Martin Currie Taiwan conference in Suzhou highlighted a number of important developments:

–›    Chinese costs are rising rapidly. The garment-maker Makalot Industrial revealed that its Chinese operation was now the most expensive of its many Asian plants (Cambodia is the cheapest).

–›    Consequently, it is halving production in China and concentrating what capacity remains on meeting domestic demand. If this is extrapolated across other labor-intensive industries, we believe the trend has important consequences for the Chinese trade surplus and the direction of the currency.

–›    The opening of the Chinese market has given Taiwanese companies the chance to switch from OEM manufacturers to brand owners. Clevo used to make no-name notebook PCs. It now owns 20 IT malls operating under the Buy Now brand across China. Aurora was just a distributor of Japanese office-automation equipment in Taiwan; now it distributes printers made by Konica Minolta in China under its own brand name. Yungtay Engineering, once a maker of Hitachi-brand elevators in China, is now the fifth-largest producer, under its own brand name.

–›    The scale of China allows a corresponding scale-up in the ambitions of Taiwanese retailers. There were only 194,000 births in Taiwan last year, compared with 16 million in China; this is important if you are a childrenswear retailer called Les Enphants. The interior-décor retailer Hola (part of Test Rite International) plans to quintuple its sales in China in the next five years.

–›    Some Taiwanese companies are able to barter their technology or business models into much larger mainland businesses. Such may be the case with clinic operator Excelsior Medical, which has set up a joint venture with mainland giant Sinopharm, and efficient component distributor WPG Holdings, the CFO of which mentioned ‘return on capital employed’ more often in one presentation than in my whole career visiting companies in China.

–›    Nearly every presenter made a point of its commitment to a cash dividend and high payout ratio, a function of the many tough years which the Taiwan market has been through. This contrasts markedly with the reply to some recent polite enquiries I have made of Nasdaq-listed companies (‘A dividend??’, said in a tone of voice that would have put Lady Bracknell to shame). The dividend yield on our small-cap portfolio is 3%.

My prize for the best simile of the conference went to the director of Excelsior Medical, who likened doing business in China to trying to shoot skeet while wearing roller skates.

Back outside the conference, the strength of the economic recovery has allowed the Taiwanese central bank to raise interest rates by another notch (12.5 basis points to 1.5%). There was also a sense of easing the foot off the pedal in allowing the currency to rise during the month from NT$32.0 to NT$31.2 (the Taiwanese dollar has been a major laggard among Asian currencies). The first Chinese state-owned company to be listed via TDR in Taiwan, Yangzijiang Shipbuilding, was given a rapturous reception, indicating the continued progress in opening cross-strait capital flows. Turning its lack of international recognition to its own advantage and with tax rates falling each year, perhaps Taiwan is due to be Asia’s Switzerland?! No skiing, of course, but much better food…

There is some concern among commentators about how many of the five mayoral elections to be held on 27 November the KMT might lose. The economic backdrop, however, would seem to be in the KMT’s favor (most Western politicians would give their eye teeth for strong economic growth, a buoyant property market, falling taxes and declining unemployment…).

INVESTMENT STRATEGY

The Fund is 96% invested with holdings in 55 companies. Our portfolio has a bias towards beneficiaries of growing domestic consumption (‘domestic’ being defined as Taiwan plus mainland China). Our exposure to the electronics sector is just 27%.

In September, we bought nylon-maker and ECFA beneficiary Li Peng Enterprise, garment-maker Makalot Industrial, keypad specialist Chicony Electronics, halogen-free-cable company Longwell, Sinopac Financial Holdings, which is aggressive in its search for Chinese partners, and consumer bank Chinatrust. We took some profits on solar-inverter-maker Powercom, and cut our losses on Softworld and Cathay Financial Holding.

Chris Ruffle, Martin Currie Inc*

*Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.

MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products. HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM, or its affiliates, on a full time basis with the same roles and responsibilities as if they were full time employees.

MCIM took over management of the Fund on May 8, 2010.

			SEPTEMBER 30, 2010
FUND DETAILS		PERFORMANCE	(US$ RETURNS)
Market cap	US$310.8m		NAV	Market price
Shares outstanding	18,575,112%			%
Exchange listed	NYSE	One month	11.0	14.0
Listing date	1986	Three months	22.1	27.2
Listed and direct investment manager	Martin Currie Inc	Three years % pa	(4.4)	(2.3)

Past performance is not a guide to future returns. Returns
Source: State Street Bank and Trust Company.	are annualized, except for periods of less than one year.

Source: State Street Bank and Trust Company.

SECTOR ALLOCATION
	Fund *	Benchmark †
Electronics	27.3%	53.0%
Finance	14.1%	12.9%
Wholesale and retail	13.5%	5.3%
Plastics	8.0%	7.6%
Construction	5.4%	1.9%
Textiles	3.9%	2.0%
Foods	3.4%	1.5%
Electric and machinery	3.3%	1.0%
Chemicals	3.0%	2.0%
Steel and iron	2.8%	3.0%
Others	2.4%	2.0%
Healthcare	2.4%	—
Transportation	2.3%	2.6%
Glass and ceramics	2.0%	0.4%
Rubber	1.4%	1.3%
Cement	0.8%	1.1%
Automobile	—	1.1%
Electrical appliance & cable	—	0.5%
Tourism	—	0.4%
Paper and pulp	—	0.4%
Other assets and liabilities	4.0%	—

*Source: State Street Bank and Trust Company.
†Source for index data: TWSE.

15 LARGEST HOLDINGS (43.1%)
		% of net assets
Nan Ya Plastics	Plastics	3.7%
President Chain Store	Wholesale and retail	3.6%
Taiwan Semiconductor Manufacturing	Electronics	3.5%
Synnex Technology International	Electronics	3.4%
Far Eastern Department Stores	Wholesale and retail	3.3%
Hon Hai Precision Industry	Electronics	2.9%
Tung Ho Steel Enterprise	Steel and iron	2.8%
KGI Securities	Finance	2.8%
Fubon Financial Holding	Finance	2.7%
Uni-President Enterprises	Foods	2.5%
Chicony Electronics	Electronics	2.5%
China Petrochemical Development	Plastics	2.5%
WPG Holdings	Electronics	2.4%
Yuanta Financial	Finance	2.3%
WT Microelectronics	Electronics	2.2%

Source: State Street Bank and Trust Company.

PERFORMANCE							(US$ RETURNS)
	One	Three	Calendar year	One	Three	Five	Ten	Since
	month	months	to date	year	years	years	years	launch
	%	%	%	%	% pa	% pa	% pa	% pa
The Taiwan Fund, Inc	11.0	22.1	10.1	19.1	(4.4)	8.0	2.4	9.4
TSE Index	10.9	15.6	3.0	12.9	(3.2)	7.4	2.9	9.3
TAIEX Total Return Index	11.0	19.7	6.8	17.0	0.7	11.6	na	na
MSCI Taiwan Index	10.8	19.9	4.6	13.0	(2.0)	7.9	3.4	na

Past performance is not a guide to future returns. Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns are annualized, except for periods of less than one year.

Source for index data: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TSE Index. For a full description of each index please see the index descriptions section.

Returns for the TSE Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

THE PORTFOLIO — IN FULL					SEPTEMBER 30, 2010
	Company
Sector	(BGB ticker)		Price	Holding	Value US$	% of net assets

Electronics						27.3
Taiwan Semiconductor Manufacturing	2330	TT	NT$62.0	5,994,426	$11,896,177	3.5
Synnex Technology International	2347	TT	NT$72.4	4,946,544	$11,463,271	3.4
Hon Hai Precision Industry	2317	TT	NT$117.5	2,614,085	$9,831,634	2.9
Chicony Electronics	2385	TT	NT$66.0	3,992,879	$8,435,255	2.5
WPG Holdings	3702	TT	NT$62.0	4,129,725	$8,195,604	2.4
WT Microelectronics	3036	TT	NT$45.7	5,056,000	$7,395,906	2.2
Wah Lee Industrial	3010	TT	NT$52.6	4,344,000	$7,313,810	2.2
Syncmold Enterprise	1582	TT	NT$61.3	2,678,000	$5,254,594	1.6
Longwell	6290	TT	NT$44.8	3,614,000	$5,176,656	1.6
Tatung	2371	TT	NT$6.2	26,073,000	$5,140,908	1.5
Aurora	2373	TT	NT$53.5	2,196,000	$3,760,575	1.1
Clevo	2362	TT	NT$71.1	1,650,000	$3,755,102	1.1
Avermedia Technologies	2417	TT	NT$42.2	2,690,000	$3,633,564	1.1
Soft-World International	5478	TT	NT$137.5	154,000	$677,784	0.2

Finance						14.1
KGI Securities	6008	TT	NT$14.1	20,740,000	$9,327,241	2.8
Fubon Financial Holding	2881	TT	NT$38.5	7,349,624	$9,045,438	2.7
Yuanta Financial	2885	TT	NT$19.0	13,013,000	$7,914,057	2.3
Chinatrust Financial Holdings	2891	TT	NT$19.7	10,786,000	$6,801,344	2.0
SinoPac Financial Holdings	2890	TT	NT$11.7	17,325,000	$6,488,245	1.9
Jih Sun Financial	5820	TT	NT$10.3	11,240,781	$3,705,969	1.1
China Life Insurance	2823	TT	NT$27.1	4,191,254	$3,628,936	1.1
Cathay Financial Holding	2882	TT	NT$47.8	293,653	$448,824	0.2

Wholesale and retail						13.5
President Chain Store	2912	TT	NT$134.5	2,840,000	$12,226,686	3.6
Far Eastern Department Stores	2903	TT	NT$39.3	8,794,500	$11,062,972	3.3
Test-Rite International	2908	TT	NT$24.9	9,134,000	$7,265,333	2.2
Taiwan Tea	2913	TT	NT$19.9	8,231,000	$5,229,754	1.5
PC Home Online	8044	TT	NT$172.5	922,125	$5,091,515	1.5
Mercuries & Associates	2905	TT	NT$21.5	6,680,100	$4,597,159	1.4

Plastics						8.0
Nan Ya Plastics	1303	TT	NT$68.4	5,700,000	$12,479,555	3.7
China Petrochemical Development	1314	TT	NT$22.3	11,711,000	$8,359,243	2.5
Formosa Chemicals & Fibre	1326	TT	NT$75.5	2,500,000	$6,041,643	1.8

Construction						5.4
Prince Housing & Development	2511	TT	NT$22.5	9,899,760	$7,129,767	2.1
Hung Poo Real Estate Development	2536	TT	NT$43.5	3,061,000	$4,262,071	1.3
Taiwan Land Development	2841	TT	NT$14.7	8,854,183	$4,166,141	1.2
Continental Holdings	3703	TT	NT$11.8	7,468,000	$2,820,684	0.8

Textiles						3.9
Li Peng Enterprise	1447	TT	NT$15.8	9,847,000	$4,964,238	1.5
Far Eastern New Century	1402	TT	NT$43.0	3,121,200	$4,295,940	1.3
Makalot Industrial	1477	TT	NT$73.4	1,620,000	$3,806,091	1.1

Foods						3.4
Uni-President Enterprises	1216	TT	NT$40.6	6,600,000	$8,566,490	2.5
Lien Hwa Industrial	1229	TT	NT$19.9	4,815,000	$3,059,320	0.9

Electric and machinery						3.3
Depo Auto Parts Industrial	6605	TT	NT$85.5	1,674,000	$4,581,310	1.4
Yungtay Engineering	1507	TT	NT$39.9	3,274,000	$4,181,380	1.2
Awea Mechantronic	1530	TT	NT$34.0	2,264,000	$2,460,279	0.7

Chemicals						3.0
China Steel Chemical	1723	TT	NT$108.0	1,600,000	$5,531,105	1.7
Excelsior Medical	4104	TT	NT$97.5	1,421,000	$4,434,726	1.3

Steel and iron						2.8
Tung Ho Steel Enterprise	2006	TT	NT$29.2	10,099,000	$9,439,073	2.8

Others						2.4
Globe Union Industrial	9934	TT	NT$34.4	3,728,000	$4,098,933	1.2
Yem Chio	4306	TT	NT$28.8	4,412,000	$4,067,205	1.2

THE PORTFOLIO — IN FULL (CONTINUED)	SEPTEMBER 30, 2010
	Company
Sector	(BGB ticker)		Price	Holding	Value US$	% of net assets

Healthcare						2.4
St Shine Optical	1565	TT	NT$324.0	392,000	$4,065,362	1.2
Pacific Hospital Supply	4126	TT	NT$99.9	1,251,000	$4,000,285	1.2

Transportation						2.3
Eastern Media International	2614	TT	NT$7.9	16,546,000	$4,205,152	1.2
Farglory F T Z Investment	5607	TT	NT$29.5	3,809,000	$3,596,674	1.1

Glass and ceramics						2.0
Taiwan Glass Industrial	1802	TT	NT$31.7	6,534,320	$6,630,217	2.0

Rubber						1.4
TSRC	2103	TT	NT$48.2	3,057,000	$4,716,400	1.4

Cement						0.8
Wei Mon Industry	8925	TT	NT$20.7	4,204,296	$2,785,683	0.8

Other assets and liabilities*					$13,341,615	4.0

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of September 30, 2010.

INDEX DESCRIPTIONS

MSCI Taiwan Index
The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The index represents Taiwanese companies that are available to investors worldwide. The index has a base date of December 31, 1987. As of June 24, 2010 it contained 117 constituents.

TSE Index
As of December 31, 2009, the Taiwan Stock Exchange had 741 listed companies.

TAIEX Total Return Index
The TWSE, or TAIEX, Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The index was based in 1966. The index is also known as the TSEC Index.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol 'TWN'.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS
The Taiwan Fund, Inc. c/o State Street Bank and Trust Company 2 Avenue de Lafayette PO Box 5049 Boston, MA 02111 Tel: (1) 877-864-5056 www.thetaiwanfund.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The Taiwan Fund, Inc. (the 'Fund'). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account's portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

–›
it should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

–›
investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

–›
investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.

–›
the marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc, registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919 Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.

Please note: calls to the above numbers may be recorded.